UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 28, 2016

HESS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 1-1204	No. 13-4921002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas

New York, New York 10036

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 997-8500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 28, 2016, Hess Corporation (the “Company”) completed the sale of $1,000,000,000 aggregate principal amount of 4.30% notes due April 1, 2027 (the “2027 Notes”) and $500,000,000 aggregate principal amount of 5.80% notes due April 1, 2047 (the “2047 Notes”, and together with the 2027 Notes, the “Notes”) in a public offering through underwriters for whom Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC acted as representatives pursuant to an underwriting agreement dated September 19, 2016 (the “Underwriting Agreement”) among the Company and such representatives.

The Company expects to use the net proceeds of the offering primarily for the repurchase of its 8.125% Notes due 2019, 7.875% Notes due 2029, 7.300% Notes due 2031 and 7.125% Notes due 2033 that are tendered pursuant to its cash tender offers announced on September 19, 2016 and to finance the redemption of its 1.300% Notes due 2017, as well as for working capital and other general corporate purposes.

The Notes were registered under the Securities Act of 1933, as amended, on the Company’s automatic shelf registration statement on Form S-3ASR (File No. 333-202379), filed with the Securities and Exchange Commission on February 27, 2015 (the “Registration Statement”). The Notes were issued pursuant to an indenture, dated March 1, 2006, between the Company and The Bank of New York Mellon, successor-in-interest to JPMorgan Chase Bank, N.A., as trustee, which is incorporated by reference as Exhibit 4.1 to the Registration Statement, which incorporates by reference Exhibit 4 to the Company’s automatic shelf registration statement on Form S-3ASR (File No. 333-132145) (the “Indenture”).

The foregoing description of the Underwriting Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Underwriting Agreement and the form of 2027 Note and 2047 Note, filed herewith as Exhibits 1.1, 4.1 and 4.2 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	1.1	Underwriting Agreement, dated September 19, 2016, among Hess Corporation and Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

	4.1	Form of 2027 Note.

	4.2	Form of 2047 Note.

	5.1	Opinion of White & Case LLP as to the legality of the 2027 Notes and the 2047 Notes registered on Form S-3ASR (File No. 333-202379) and incorporated by reference therein (including the consent required with respect thereto).

	12.1	Computation of Ratio of Earnings to Fixed Charges.

	23.1	Consent of White & Case LLP (included as part of its opinion filed as Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2016

HESS CORPORATION

By:	/s/ Timothy B. Goodell
	Name:	Timothy B. Goodell
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 19, 2016, among Hess Corporation and Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

4.1	Form of 2027 Note.

4.2	Form of 2047 Note.

5.1	Opinion of White & Case LLP as to the legality of the 2027 Notes and the 2047 Notes registered on Form S-3ASR (File No. 333-202379) and incorporated by reference therein (including the consent required with respect thereto).

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of White & Case LLP (included as part of its opinion filed as Exhibit 5.1 hereto).